Exhibit 10.1


                       AMENDMENT TO
  10% CONVERTIBLE SUBORDINATED NOTES DUE JUNE 30, 1995,
 10% CONVERTIBLE SUBORDINATED NOTE DUE JANUARY 31, 1996
AND 10% CONVERTIBLE SUBORDINATED NOTES DUE APRIL 24, 1996

	Amendment made this 9th day of April, 1998 by Ceramics Process Systems Corporation, a Delaware corporation ( the `Company`), and the holders listed on Schedule I hereto (the `Noteholders`) of the Company`s outstanding 10% Convertible Subordinated Notes Due June 30, 1995, as amended (the `June Notes`), 10% Convertible Subordinated Note Due January 31, 1996 (the `January Note`) and 10% Convertible Subordinated Notes Due April 24, 1996 (The `April Notes`). The June Notes, January Note and April Notes are collectively referred to herein as the `Notes.`

	Except as set forth below, the Notes shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Notes. This Amendment is signed by the holders of the requisite percentage of the principal amount of the Notes outstanding on the date hereof necessary to amend the Notes in accordance with Section 6 (c) thereof.

	For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Noteholders agree as follows:

1. The title of each of the Notes shall be deleted in its entirety and a new title shall be substituted in its place as follows:

`10% Convertible Subordinated Note Due January 15, 1999`.

2. All references to (I) `June 30, 1995` in the first two paragraphs of the June Notes, (ii) `January 31, 1996` in the first two paragraphs of the January Note and (iii) `April 24` in the first two paragraphs of the April Notes shall be deleted and, in each case, the following shall be substituted in their place:

`January 15, 1999`.

3. Section 3 of the Notes shall be deleted in its entirety and a new Section 3 shall be substituted in its place as follows:

`3.    Prepayment of Principal and Interest.

The principal indebtedness represented by this Note and interest accrued but unpaid thereon may be prepaid in whole or in part at any time or from time to time without premium or penalty, provided, that, the Company provides the holder of this Note with 15 days` prior written notice of its intention so to prepay.`

4. Clause (a) of Section 4 of the Notes shall be deleted in its entirety and a new clause (a) shall be substituted in its place as follows:

`(a) If default in payment under any of the Subordinated Notes, any Senior Indebtedness or any other loan instrument of the Company of any installment of interest or principal when it becomes due, which default shall remain unremedied for ten
(10) days.`

5. The Notes, as supplemented and modified by this Amendment, together with the other writings referred to in the Notes or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

6. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Notes to `this Note,` `hereunder,` `herein` or words of like import, and each reference in the other documents entered into in connection with the Notes, shall mean and be a reference to the Notes, as amended hereby. Except as specifically amended above, the Notes shall remain in full force and effect and are hereby ratified and confirmed.

7. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

8. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

	IN WITNESS WHEREOF the parties hereto have executed this Amendment on the date first above written.

			COMPANY:

			CERAMICS PROCESS SYSTEMS CORPORATION
			By: /s/Grant C. Bennett
			Title: Chief Executive Officer

			NOTEHOLDERS:

			AMPERSAND SPECIALTY MATERIALS VENTURES
			LIMITED PARTNERSHIP
			ASMV Management Company Limited
			ASMV MCLP LLP, its General Partner
			By: /s/Richard A. Charpie
			Its: Managing General Partner

			AMERICAN RESEARCH & DEVELOPMENT I, L.P.
			By: ARD Master, L.P.
			By: Phoenix Venture Partners, Inc., General Partner
			By: /s/Francis J. Hughes, Jr.
			Its: Vice President

			AMERICAN RESEARCH & DEVELOPMENT III, L.P.
			By: ARD Master, L.P.
			By: Phoenix Venture Partners, Inc., General Partner
			By: /s/Francis J. Hughes, Jr.
			Its: Vice President


SCHEDULE I

Schedule of Noteholders

Name and Type					                	Principal
of Noteholder 		Issue Date	      		Amount of Note

June Notes:
Ampersand Specialty Materials
Ventures Limited Partnership
                February 16, 1994		$ 65,000

American Research & Development I., L.P.
                February 16, 1994		$ 27,360

American Research & Development III, L.P.
                February 16, 1994		$ 32,640
January Note:
Ampersand Specialty Materials
Ventures Limited Partnership
                July 20, 1994    		$120,000

April Notes:
Ampersand Specialty Materials
Ventures Limited Partnership
                October 26, 1994 		$475,000

American Research & Development I., L.P.
                October 26, 1994 		$ 91,200

American Research & Development III, L.P.
                October 26, 1994			$108,800





                                              	Exhibit 10.2


                     REGISTRATION RIGHTS AGREEMENT

	This Agreement dated as of April 9, 1998 is entered into by and among Ceramics Process Systems Corporation, a Delaware corporation (the `Company`), and the holders of certain 10% Convertible Subordinated Notes of the Company (the `Notes`) signatory hereto (the
`Noteholders`).

	WHEREAS, the Company and the Noteholders have amended the Notes on the date hereof; and

	WHEREAS, the Company and the Noteholders desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933.

 NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.		Certain Definitions.  As used in this Agreement, the
following terms shall have the following respective meanings:

	`Commission` means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

	`Common Stock` means the common stock, $.01 par value per share, of the Company.

	`Exchange Act` means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

	`Registration Statement` means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

	`Registration Expenses` means the expenses described in
Section 4.

	`Registrable Shares` means (i) the shares of Common Stock issued or issuable upon conversion of the Notes and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 8 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Notes even if such conversion has not yet been effected.

	`Securities Act` means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

	`Stockholders` means the Noteholders and any persons or entities to whom the rights granted under this Agreement are transferred by any Noteholders, their successors or assigns pursuant to Section 8 hereof.

2.	Incidental Registration.

	(a)	Whenever the Company proposes to file a Registration
Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder.

	(b)	In connection with any registration under this Section 2
involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

3.	Registration Procedures.  If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

	(a)	file with the Commission a Registration Statement with
respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

	(b)	as expeditiously as possible prepare and file with the
Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

	(c)	as expeditiously as possible furnish to each selling
Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling
Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

	(d)	as expeditiously as possible use its best efforts to
register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

	If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

4.	Allocation of Expenses.  The Company will pay all Registration
Expenses of all registrations under this Agreement. For purposes of this Section 4, the term `Registration Expenses` shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders` own counsel.

5.	Indemnification and Contribution.

	(a)	In the event of any registration of any of the Registrable
Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

	(b)	In the event of any registration of any of the Registrable
Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

	(c)	Each party entitled to indemnification under this Section 5
(the `Indemnified Party`) shall give notice to the party required to provide indemnification (the `Indemnifying Party`) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5. The
Indemnified Party may participate in such defense at such party`s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

	(d)	In order to provide for just and equitable contribution to
joint liability under the Securities Act in any case in which either
(i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject
(after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of
Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

6.	Information by Holder.  Each Stockholder including Registrable
Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

7.	Termination.  All of the Company`s obligations to register
Registrable Shares under this Agreement shall terminate on the fifth anniversary of this Agreement.

8.	Transfers of Rights.  This Agreement, and the rights and
obligations of each Noteholder hereunder, may be assigned by such Noteholder to any person or entity to which Notes are transferred by such Noteholder, and such transferee shall be deemed a `Noteholder` for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

9.	General.

	(a)	Notices.  All notices, requests, consents, and other
communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

	If to the Company, at Ceramics Process Systems Corporation, 111 South Worcester Street, Chartley, Massachusetts 02712-0338, Attention:
President, or at such other address or addresses as may have been furnished in writing by the Company to the Noteholders; or

	If to a Stockholder, at his or its address set forth on Schedule I hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Noteholder.

	Notices provided in accordance with this Section 9(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

	(b)	Entire Agreement.  This Agreement embodies the entire
agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

	(c)	Amendments and Waivers.  Any term of this Agreement may be
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

	(d)	Counterparts.  This Agreement may be executed in one or
more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

	(e)	Severability.  The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

	(f)	Governing Law.  This Agreement shall be governed by and
construed in accordance with the laws of the Commonwealth of Massachusetts.


	Executed as of the date first written above.


			COMPANY:

   CERAMICS PROCESS SYSTEMS CORPORATION
   By: /s/Grant C. Bennett
   Title: Chief Executive Officer


			NOTEHOLDERS:

   AMPERSAND SPECIALTY MATERIALS VENTURES
   LIMITED PARTNERSHIP
   ASMV Management Company Limited
   ASMV MCLP LLP, its General Partner
   By: /s/Richard A. Charpie
   Its: Managing General Partner

   AMERICAN RESEARCH & DEVELOPMENT I, L.P.
   By: ARD Master, L.P.
   By: Phoenix Venture Partners, Inc., General Partner
   By: /s/Francis J. Hughes, Jr.
   Its: Vice President

   AMERICAN RESEARCH & DEVELOPMENT III, L.P.
   By: ARD Master, L.P.
   By: Phoenix Venture Partners, Inc., General Partner
   By: /s/Francis J. Hughes, Jr.
   Its: Vice President


Schedule I


Noteholders

Ampersand Specialty Materials
Ventures Limited Partnership
55 William Street, Suite 240
Wellesley, MA 02181

American Research & Development I, L.P.
30 Federal Street
Boston, MA 02110

American Research & Development III, L.P.
30 Federal Street
Boston, MA 02110